UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: January 23, 2009
(Date of earliest event reported)

FORD MOTOR CREDIT COMPANY LLC
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of organization)

1-6368	38-1612444
(Commission File Number)	(IRS Employer Identification No.)

One American Road, Dearborn, Michigan	48126
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 313-322-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 140.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

The news release dated January 29, 2009 of Ford Motor Credit Company LLC (“Ford Credit”) concerning fourth quarter and full year 2008 preliminary financial results, furnished as Exhibit 99.1 to this report, and Ford Motor Company’s Current Report on Form 8-K dated January 29, 2009 concerning fourth quarter and full year 2008 preliminary financial results, furnished as Exhibit 99.2 to this report, are incorporated by reference herein.

Item 2.05. Costs Associated with Exit or Disposal Activities.

On January 23, 2009, Ford Credit committed to a plan to restructure its United States operations.  The details of the plan were announced to employees of Ford Credit on January 28, 2009 and are set forth in the news release dated January 29, 2009, furnished as Exhibit 99.1 to this report and incorporated by reference herein.  Ford Credit has estimated the following life-time costs for restructuring actions in the United States (in millions):

Personnel-reduction programs	$50
Other (relocation and staffing transition)	20
Total	$70

All of the costs estimated above constitute cash expenditures and will be expensed in 2009.

Item 9.01. Financial Statements and Exhibits.

EXHIBITS

Designation	Description	Method of Filing

Exhibit 99.1	News release dated	Furnished with this Report
January 29, 2009 of
Ford Motor Credit Company LLC with attachment

Exhibit 99.2	Form 8-K dated	Furnished with this Report
January 29, 2009 of Ford Motor Company

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORD MOTOR CREDIT COMPANY LLC
(Registrant)

Date: January 29, 2009	By:	/s/ C. M. MacGillivray
C. M. MacGillivray
Assistant Secretary

EXHIBIT INDEX

Designation	Description

Exhibit 99.1	News release dated
January 29, 2009 of
Ford Motor Credit Company LLC with attachment

Exhibit 99.2	Form 8-K dated
January 29, 2009 of
Ford Motor Company